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                            Prudential Mutual Funds
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                          Prudential Index Series Fund
               SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                            DATED NOVEMBER 30, 1998

Shareholder Guide

   The section entitled 'Shareholder Guide--How to Buy Shares of a Fund' is amended as follows:

   The first two paragraphs under 'Eligible Purchasers' are amended to read in their entirety as follows:

     Benefit Plans. Certain group retirement plans may purchase Class Z shares or Class I shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     Mutual Fund Programs. Class Z shares can also be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Funds as an available option. Class Z shares can also be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

      - Mutual fund 'wrap' or asset allocation programs, where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services; or

      - Mutual fund 'supermarket' programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

MF177C2

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      Other Types of Investors. Class Z shares can also be purchased by any of the following:

         - Investors who purchase $1 million or more of shares (or who already own $1 million of shares of other Prudential mutual funds);

         - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option;

         - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund); and

         - Prudential, with an investment of $10 million or more.

   The sections entitled 'Eligible Purchasers--Benefit Plans,' '--Prudential Retirement Programs,' '--PruArray Association Benefit Plans,' and '--PruArray Savings Program' are deleted.

The date of this Supplement is July 23, 1999.